UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): September 24, 2014

Ensco plc

(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Chesterfield Gardens
London, England W1J 5BQ

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +44 (0) 20 7659 4660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 24, 2014, Ensco plc (“Ensco”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named in Schedule II thereto, relating to the issue and sale of $625,000,000 aggregate principal amount of 4.50% Senior Notes due 2024 (the “2024 Notes”) and $650,000,000 aggregate principal amount of 5.75% Senior Notes due 2044 (the “2044 Notes” and, collectively with the 2024 Notes, the “Notes”).  The Notes are to be issued pursuant to an Indenture, dated as of March 17, 2011 (the “Base Indenture”), between Ensco and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as amended and supplemented by the Second Supplemental Indenture thereto, to be dated as of September 29, 2014 (the “Supplemental Indenture”; the Base Indenture, as amended and supplemented by the Supplemental Indenture, the “Indenture”).

The offering of the Notes was registered under the Securities Act of 1933 pursuant to Ensco’s registration statement on Form S-3 (Registration No. 333-179021), and is being made pursuant to the prospectus dated January 13, 2012, as supplemented by the prospectus supplement dated September 24, 2014 (collectively, the “Prospectus”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act.  The description of the Notes and the Indenture are set forth in the Prospectus and are incorporated herein by reference. The issuance and sale of the Notes is expected to close on September 29, 2014. The Underwriting Agreement, the Base Indenture, the form of the Supplemental Indenture and the form of the Notes are filed or incorporated by reference as exhibits to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated September 24, 2014 between Ensco and the several Underwriters named in Schedule II thereto.

4.1

Indenture dated as of March 17, 2011 by and between Ensco and Deutsche Bank Trust Company Americas, as trustee (incorporated herein by reference to Exhibit 4.22 to Post-Effective Amendment No. 2 to the Registration Statement of Ensco on Form S-3 (File No. 333-156705) filed on March 17, 2011).

4.2	Form of Second Supplemental Indenture by and between Ensco and Deutsche Bank Trust Company Americas, as trustee.

4.3	Form of Note for 4.50% Senior Notes due 2024 (included in Exhibit 4.2).

4.4	Form of Note for 5.75% Senior Notes due 2044 (included in Exhibit 4.2).

5.1	Opinion of Baker Botts L.L.P.

12.1	Statement of computation of ratio of earnings to fixed charges.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: September 29, 2014	/s/ Brady K. Long
Brady K. Long
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated September 24, 2014 between Ensco and the several Underwriters named in Schedule II thereto.

4.1

Indenture dated as of March 17, 2011 by and between Ensco and Deutsche Bank Trust Company Americas, as trustee (incorporated herein by reference to Exhibit 4.22 to Post-Effective Amendment No. 2 to the Registration Statement of Ensco on Form S-3 (File No. 333-156705) filed on March 17, 2011).

4.2	Form of Second Supplemental Indenture by and between Ensco and Deutsche Bank Trust Company Americas, as trustee.

4.3	Form of Note for 4.50% Senior Notes due 2024 (included in Exhibit 4.2).

4.4	Form of Note for 5.75% Senior Notes due 2044 (included in Exhibit 4.2).

5.1	Opinion of Baker Botts L.L.P.

12.1	Statement of computation of ratio of earnings to fixed charges.